UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
(Exact name of Registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Brian R. Wiedmeyer, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-6844
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2020

Date of reporting period:  June 30, 2020

Item 1. Reports to Stockholders.

(Ticker Symbol: MUHLX)

SEMI-ANNUAL REPORT

June 30, 2020

Phone: 1-800-860-3863
E-mail: fund@muhlenkamp.com
Website: http://muhlx.muhlenkamp.com/

Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund (defined herein) or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website (www.muhlx.muhlenkamp.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-860-3863 or by sending an e-mail request to fund@muhlenkamp.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-860-3863 or send an e-mail request to fund@muhlenkamp.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus of the Muhlenkamp Fund. Please call 1-800-860-3863 for a current copy of the prospectus. Read it carefully before you invest.

This Page Intentionally Left Blank.

MUHLENKAMP FUND
July 2020

Fellow investors,

The story of the first half of 2020 is all about the coronavirus, it’s spread, and the reaction of consumers, businesses, and governments to it.  In the United States, the virus hit the Northeast hardest in March and April and is now continuing to spread in the South and West.  The restrictive measures most states put in place in mid-March began to be relaxed in early May. That relaxation reversed in late June as case counts rose in Florida, Arizona, Texas, and California and restrictions were re-imposed. It isn’t clear when the case count will peak in those areas and whether fatalities will follow the case count with a lag, or if fatalities will remain low as the infected population skews younger than we saw in the March through May period.  It will take some time for that to become clear.

The consumer retrenchment, business closures, and government restrictions combined brought on a recession extremely rapidly, with most commentators indicating the recession began in late February.  Unemployment exploded, jumping from 3.5% at the end of February to 14.7% at the end of April and falling somewhat to 11.1% at the end of June.  Simultaneously the stock market tanked with the S&P 500® Index falling almost 34% from the peak on 19 February to the trough (to date) on 23 March.  That index then rose 38% from 23 March through 30 June and ended the six-month period 8.5% below the mid-February peak.

Although the response to the virus by the individual states continues to shift the response by the Federal Government is now largely in place.  The goal of the Federal Government appears to be to keep consumers and businesses financially afloat long enough for the virus to recede and economic activity to restart.  To accomplish this, the Treasury sent money directly to households, unemployment benefits were increased, and a loan/grant program was created to help businesses remain viable even as their doors remain closed.  The Federal Reserve bought government bonds, municipal bonds, mortgage backed securities, corporate bond ETFs, and even individual corporate bonds: ensuring that most businesses could borrow in the markets if they needed to.  The government reaction from a monetary and fiscal perspective was huge, fast, and effective, at least so far.  One risk is that the need for supportive measures from the government outlasts the current programs and we begin to see problems manifest themselves as the support runs out in late July.  We believe that additional support will be made available if needed.  Our government has embraced a “whatever it takes” approach so far and we expect that to continue.

Businesses of all sizes and in all industries are trying to figure out how to best operate under the new circumstances.  For online retailers and providers of streaming services the new conditions are nearly perfect, and they are growing rapidly.  On the other hand, the inability to gather in groups is a disaster for professional sports, movie theaters, musicians, schools, and restaurants.  We expect there will be a very difficult

MUHLENKAMP FUND
period of experimentation and adjustment as institutions try to adapt to the continually changing level of concern by their workers and customers and frequently changing government requirements.  It is too early to say which changes will be temporary and which will turn out to be permanent.  In the industries hit hardest by the pandemic it is also too early to say which companies will survive and which ones won’t.  Government aid programs and lender forbearance have given at risk companies much more time than is usually the case to try to make things work, offsetting to some extent the severe decline in revenues.  The reality is no one really knows yet just how much damage has been done to the economy.

We expect the uncertainty about the behavior of the virus and uncertainty about how to deal with the virus to continue.  We expect that uncertainty to be amplified by the media and others as political players seek to gain advantage in the upcoming election.  Those uncertainties have been reflected in the market over the past several months and will likely continue to be.  The unrest triggered by the death of George Floyd appears to have had little impact on the markets to date, but that could change.  There is also the potential for “something else” to hit the fan between now and the election.  The markets will also start to anticipate the outcome of the election at some point in the fall and because the stated economic policies of Biden are so different from Trump’s the market may swing significantly if the odds of victory shift between them.  In short, we expect significant market volatility at least through the election.

Over the last several months we have sold those holdings whose prospects we believe to be significantly impaired by the virus:  we sold our airline holdings, for example, as it looks like airline traffic will be depressed for years, not months.  We held on to other economically sensitive companies if we believed they were likely to do as well going forward as they have in the past:  a good example is our holdings in homebuilders, whose business appears to be rebounding quite nicely after tanking in March through May. We continue to hold gold as a hedge against errors by central banks and several of our technology companies are setting new highs as they benefit from current circumstances.  We continue to look for good investments without being in a hurry to invest our cash.  We think patience is appropriate right now.

Sincerely,

Ron Muhlenkamp, Founder	Jeff Muhlenkamp, Portfolio Manager
Muhlenkamp & Company, Inc.	Muhlenkamp & Company, Inc.

The comments made in this letter are opinions and are not intended to be investment advice or a forecast of future events.

MUHLENKAMP FUND
S&P 500® Index is a widely recognized, unmanaged index of common stock prices. The S&P 500® Index is weighted by market value and its performance is thought to be representative of the stock market as a whole. You cannot invest directly in an index.

Mutual fund investing involves risk. Principal loss is possible. The Fund may invest in small- and mid-cap companies which involve additional risks such as limited liquidity and greater volatility. The Fund may also invest in foreign securities which involve political, economic, and currency risks, greater volatility and differences in accounting methods. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

Past performance is no guarantee of future results. Diversification does not assure a profit or protect against a loss in a declining market.

Fund holdings are subject to change and are not recommendations to buy or sell any security. Please see page 15 for a complete list of Fund holdings.

References to other mutual funds should not be considered an offer of those securities.

MUHLENKAMP FUND
Management Discussion of Fund Performance for the First Half of 2020
(Unaudited)	July 15, 2020

For the first half of the year 2020 the Muhlenkamp Fund returned -10.36% while the S&P 500® Index returned -3.08% for a relative performance of -7.28%.

The economy and markets were dominated by the recession that began in late February triggered by the spread of the COVID-19 virus throughout the United States.  Unemployment jumped from 3.5% at the end for February to 14.7% at the end of April.  The S&P 500® Index declined nearly 34% from mid-February through mid-March, rebounding 38% by the end of June.  Interest rates dropped, with the yield on the 10-year treasury falling from 1.9% at the start of the year to .67% at the end of June. In response to the recession and the virus the Federal government implemented programs pledging trillions of dollars worth of fiscal and monetary support to taxpayers, businesses, and markets.  Many states implemented restrictions on business activity for various periods of time during the first half of the year with many businesses remaining essentially closed at the end of June.

At the beginning of the year the Fund held concentrated positions in Health Care and Technology and was postured to take advantage of the strong housing market, an anticipated resolution to the trade dispute with China, and the ongoing (though slowing) expansion in the U.S. economy.  Those economically sensitive holdings performed particularly poorly as the recession rapidly unfolded, some have rebounded nicely, others have not. This recession was unique in that it affected service-oriented businesses much more than is usually the case during a recession.  The energy sector was also hit hard as demand destruction and increased supply combined to push oil prices to extreme lows. The Fund purchased some equities near the March lows at prices that were particularly attractive and sold several holdings whose long-term prospects are much reduced by the virus and the recession.

Microsoft Corporation (MSFT), Apple, Inc. (AAPL), and the SPDR Gold Shares ETF (GLD) contributed the most to our performance, up 29%, 24%, and 17% respectively over the period and contributing 4.2% collectively to the performance of the portfolio.  Delta Airlines (DAL), Alliance Data Systems Corporation (ADS), and NMI Holdings, Inc. (NMIH) detracted the most from our performance collectively reducing it by 5.65%.  The use of call options did not substantially affect the return of the portfolio during this period. Our holdings of gold (the SPDR Gold Shares ETF) added .99% to portfolio performance during the period.

MUHLENKAMP FUND
A Hypothetical $10,000 Investment in the Muhlenkamp Fund for the Past 10 Years*

A Hypothetical $10,000 Investment in the Muhlenkamp Fund Since Inception*

The S&P 500® Index is a widely recognized index of common stock prices. The S&P 500® Index is weighted by market value and its performance is thought to be representative of the stock market as a whole. One cannot invest directly in an index. These charts assume an initial gross investment of $10,000 made on 6/30/10 or 11/1/88, respectively. The line graphs do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Returns shown include the reinvestment of all dividends. Past performance does not guarantee future results.
____________
*	Unaudited

MUHLENKAMP FUND
Average Annual Total Returns (Unaudited)
as of June 30, 2020

	One	Three	Five	Ten	Since
Muhlenkamp Fund	Year	Year	Year	Year	Inception*
Return Before Taxes	-3.86%	-0.62%	-1.30%	4.63%	7.94%
S&P 500® Index**	7.51%	10.73%	10.73%	13.99%	10.27%
Consumer Price Index***	0.65%	1.72%	1.56%	1.69%	2.44%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted and can be obtained by calling 1-800-860-3863.

*	Operations commenced on November 1, 1988.
**
The S&P 500® Index is a widely recognized, unmanaged index of common stock prices. The figures for the S&P 500® Index reflect all dividends reinvested but do not reflect any deductions for fees, expenses, or taxes. One cannot invest directly in an index.

***	Consumer Price Index — U.S. CPI Consumer USA (Non-Seasonally Adjusted) Index. One cannot invest directly in an index.

MUHLENKAMP FUND
Annual Returns Since Inception(1)
(Unaudited)

One-Year Period
Ended 12/31	Muhlenkamp Fund	S&P 500® Index	Consumer Price Index
1989	12.45%	31.69%	4.65%
1990	-14.90%	-3.10%	6.11%
1991	45.39%	30.47%	3.06%
1992	15.80%	7.62%	2.90%
1993	18.12%	10.08%	2.75%
1994	-7.19%	1.32%	2.67%
1995	32.96%	37.58%	2.54%
1996	29.98%	22.96%	3.32%
1997	33.30%	33.36%	1.70%
1998	3.22%	28.58%	1.61%
1999	11.40%	21.04%	2.68%
2000	25.30%	-9.10%	3.39%
2001	9.35%	-11.89%	1.55%
2002	-19.92%	-22.10%	2.38%
2003	48.08%	28.68%	1.88%
2004	24.51%	10.88%	3.26%
2005	7.88%	4.91%	3.42%
2006	4.08%	15.79%	2.54%
2007	-9.66%	5.49%	4.08%
2008	-40.39%	-37.00%	0.09%
2009	31.49%	26.46%	2.72%
2010	6.14%	15.06%	1.50%
2011	-4.74%	2.11%	2.96%
2012	12.52%	16.00%	1.74%
2013	34.43%	32.39%	1.50%
2014	0.64%	13.69%	0.76%
2015	-6.21%	1.38%	0.73%
2016	-3.70%	11.96%	2.07%
2017	18.77%	21.83%	2.11%
2018	-13.29%	-4.38%	1.91%
2019	14.39%	31.49%	2.29%
2020(2)	-10.36%	-3.08%	0.32%

(1)	Operations commenced on November 1, 1988.
(2)	For the six months ending June 30, 2020.

MUHLENKAMP FUND

EXPENSE EXAMPLE
June 30, 2020 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2020 – June 30, 2020).

Actual Expenses

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs may have been higher.

MUHLENKAMP FUND
EXPENSE EXAMPLE (Continued)
June 30, 2020 (Unaudited)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	1/1/2020	6/30/2020	1/1/2020 – 6/30/2020(1)
Actual(2)	$1,000.00	$ 896.40	$5.19
Hypothetical (5% return
before expenses)	$1,000.00	$1,019.39	$5.52

(1)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.10%, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

(2)	Based on the actual return for the six-month period ended June 30, 2020 of -10.36%.

MUHLENKAMP FUND
ALLOCATION OF PORTFOLIO ASSETS
(Calculated as a percentage of net assets)
June 30, 2020 (Unaudited)

40%
30%
20%
10%
0%
-10%
8.7%
1.7%
5.5%
21.5%
11.5%
24.6%
4.3%
8.9%
13.4%
-0.1%
CONSUMER DISCRETIONARY
ENERGY
FINANCIALS
HEALTH CARE
INDUSTRIALS
INFORMATION TECHNOLOGY
MATERIALS
EXCHANGE-TRADED FUNDS
SHORT-TERM INVESTMENT
LIABILITIES IN EXCESS OF OTHER ASSETS

The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P).  GICS® is a service mark of MSCI and S&P and has been licensed for use.

MUHLENKAMP FUND
STATEMENT OF ASSETS & LIABILITIES
June 30, 2020 (Unaudited)

ASSETS
Investments, at value (Cost: $130,650,506)	$154,895,278
Dividends and interest receivable	24,590
Receivable for capital shares sold	7,422
Prepaid expenses	17,345
Total assets	154,944,635

LIABILITIES
Payable to investment adviser	100,516
Payable for transfer agent fees & expenses	32,933
Payable for fund administration & accounting fees	23,183
Payable for capital shares redeemed	4,479
Payable for trustee fees	3,813
Payable for custody fees	2,675
Payable for compliance fees	2,461
Accrued expenses	31,646
Total liabilities	201,706
Net assets	$154,742,929

NET ASSETS
Paid-in capital	$123,402,991
Total distributable earnings	31,339,938
Net assets	$154,742,929
Shares issued and outstanding(1)	3,663,387
Net asset value, redemption price and offering per share	$42.24

(1)	Unlimited shares authorized without par value.

The accompanying notes are an integral part of these financial statements.

MUHLENKAMP FUND
STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2020 (Unaudited)

INVESTMENT INCOME:
Dividend income		$1,434,540
Interest income		30,134
Total investment income		1,464,674
EXPENSES:
Investment advisory fees (See Note 3)	$781,074
Transfer agent fees & expenses (See Note 3)	98,367
Fund administration &
accounting fees (See Note 3)	75,317
Postage & printing fees	20,179
Federal & state registration fees	12,267
Audit fees	10,447
Compliance fees (See Note 3)	7,462
Trustee fees	7,079
Legal fees	6,599
Custody fees (See Note 3)	6,294
Other expenses	3,984
Insurance fees	1,092
Total expenses before waiver	1,030,161
Less: Net waiver from
investment adviser (See Note 3)	(170,979)
Net expenses		859,182
NET INVESTMENT INCOME		605,492
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments sold	7,031,566
Written options contracts expired or closed	(154,872)
Total net realized gain		6,876,694
Net change in unrealized
appreciation/depreciation on:
Investments	(26,861,934)
Total net change in unrealized
appreciation/depreciation		(26,861,934)
Net realized and unrealized loss on investments		(19,985,240)
NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS		$(19,379,748)

The accompanying notes are an integral part of these financial statements.

MUHLENKAMP FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2020	Year Ended
	(Unaudited)	December 31, 2019
OPERATIONS:
Net investment income	$605,492	$708,573
Net realized gains on investments
sold and written option contracts
expired or closed	6,876,694	1,250,550
Net change in unrealized
appreciation/depreciation
on investments	(26,861,934)	23,456,453
Net increase (decrease) in net
assets resulting from operations	(19,379,748)	25,415,576
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	907,449	4,434,238
Proceeds from reinvestments of distributions	—	2,152,911
Payment for shares redeemed	(12,232,793)	(31,836,877)
Net decrease in net assets resulting
from capital share transactions	(11,325,344)	(25,249,728)
DISTRIBUTIONS TO SHAREHOLDERS	—	(2,317,279)
TOTAL DECREASE IN NET ASSETS	(30,705,092)	(2,151,431)
NET ASSETS:
Beginning of period	185,448,021	187,599,452
End of period	$154,742,929	$185,448,021

The accompanying notes are an integral part of these financial statements.

MUHLENKAMP FUND
FINANCIAL HIGHLIGHTS

For a Fund share outstanding throughout the periods

	Six Months
	Ended		Year Ended December 31,
	June 30, 2020		2019	2018	2017	2016	2015
	(Unaudited)
PER SHARE DATA:
NET ASSET VALUE,
BEGINNING OF PERIOD	$47.12		$41.71	$55.21	$48.47	$50.33	$59.50
INVESTMENT
OPERATIONS:
Net investment
income (loss)	0.16		0.18	0.12	0.20	(0.08)	(0.17)
Net realized and unrealized
gains (losses) on investments	(5.04)		5.82	(7.49)	8.92	(1.78)	(3.45)
Total from
investment operations	(4.88)		6.00	(7.37)	9.12	(1.86)	(3.62)
LESS DISTRIBUTIONS:
From net investment income	—		(0.19)	(0.16)	(0.19)	—	—
From realized gains	—		(0.40)	(5.97)	(2.19)	—	(5.55)
Total distributions	—		(0.59)	(6.13)	(2.38)	—	(5.55)
NET ASSET VALUE,
END OF PERIOD	$42.24		$47.12	$41.71	$55.21	$48.47	$50.33
TOTAL RETURN	-10.36	%(2)	14.39%	-13.29%	18.77%	-3.70%	-6.21%
SUPPLEMENTAL DATA
AND RATIOS:
NET ASSETS, END OF
PERIOD (in millions)	$155		$185	$188	$259	$254	$325
RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Excluding expense
waiver/reductions	1.32	%(3)	1.28%	1.25%	1.25%	1.25%	1.22%
Including expense
waiver/reductions(1)	1.10	%(3)	1.12%	1.20%	1.21%	1.25%	1.21%
RATIO OF NET INVESTMENT
INCOME (LOSS) TO
AVERAGE NET ASSETS
Including expense
waiver/reductions	0.78	%(3)	0.38%	0.20%	0.37%	(0.15)%	(0.28)%
PORTFOLIO TURNOVER RATE	10.81	%(2)	40.19%	9.55%	19.32%	39.75%	19.46%

(1)	The ratio includes expense reductions for minimum account maintenance fees deposited into the Fund (See Note 8).
(2)	Not annualized.
(3)	Annualized.

The accompanying notes are an integral part of these financial statements.

MUHLENKAMP FUND
SCHEDULE OF INVESTMENTS
June 30, 2020 (Unaudited)

Name of Issuer or Title of Issue	Shares	Value
COMMON STOCKS — 77.7%

Aerospace & Defense — 3.3%
Lockheed Martin Corporation	14,000	$5,108,880

Auto Components — 2.0%
Tenneco, Inc. — Class A (a)	401,400	3,034,584

Biotechnology — 3.2%
Biogen, Inc. (a)	12,500	3,344,375
Gilead Sciences, Inc.	20,800	1,600,352
		4,944,727
Chemicals — 4.3%
Dow, Inc.	162,596	6,627,413

Diversified Financial Services — 3.1%
Berkshire Hathaway, Inc. — Class B (a)	26,795	4,783,176

Health Care Providers & Services — 12.1%
CVS Health Corporation	76,500	4,970,205
McKesson Corporation	56,500	8,668,230
UnitedHealth Group, Inc.	17,357	5,119,447
		18,757,882
Household Durables — 6.8%
Lennar Corporation — Class A	60,100	3,703,362
Meritage Homes Corporation (a)	89,000	6,774,680
		10,478,042
IT Services — 2.6%
Alliance Data Systems Corporation	88,395	3,988,382

Machinery — 1.5%
Wabtec Corporation	39,799	2,291,228

Oil, Gas & Consumable Fuels — 1.7%
Cameco Corporation (b)	208,000	2,132,000
Golar LNG Partners LP (b)	192,200	495,876
		2,627,876

The accompanying notes are an integral part of these financial statements.

MUHLENKAMP FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2020 (Unaudited)

Name of Issuer or Title of Issue	Shares	Value
COMMON STOCKS — 77.7% (Continued)

Pharmaceuticals — 6.0%
Bristol-Myers Squibb Co.	90,700	$5,333,160
Jazz Pharmaceuticals PLC (a) (b)	36,542	4,032,044
		9,365,204
Semiconductors &
Semiconductor Equipment — 8.3%
Broadcom, Inc.	17,500	5,523,175
Microchip Technology, Inc.	69,800	7,350,638
		12,873,813
Software — 7.4%
Microsoft Corporation	56,427	11,483,459

Technology Hardware & Equipment — 1.7%
MasTec, Inc. (a)	59,400	2,665,278

Technology Hardware, Storage & Peripherals — 6.3%
Apple, Inc.	26,606	9,705,869

Thrifts & Mortgage Finance — 2.4%
NMI Holdings, Inc. (a)	230,940	3,713,515

Trading Companies & Distributors — 5.0%
Rush Enterprises, Inc. — Class A	187,688	7,781,545
Total Common Stocks
(Cost $96,636,792)		120,230,873

EXCHANGE TRADED FUNDS — 8.9%
Alerian MLP	185,275	4,572,587
SPDR Gold Shares (a)	55,075	9,217,902
Total Exchange Traded Funds
(Cost $13,218,098)		13,790,489

The accompanying notes are an integral part of these financial statements.

MUHLENKAMP FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2020 (Unaudited)

Name of Issuer or Title of Issue	Shares	Value
RIGHTS — 0.1%

Pharmaceuticals — 0.1%
Bristol-Myers Squibb Co. (a)
Total Rights
(Cost $115,020)	54,000	$193,320

SHORT-TERM INVESTMENT — 13.4%
First American Government Obligations Fund —
Class X, 0.09% (c)
Total Short-Term Investment
(Cost $20,680,596)	20,680,596	20,680,596
TOTAL INVESTMENTS
(Cost $130,650,506) — 100.1%		154,895,278
Liabilities in Excess of Other Assets — (0.1)%		(152,349)
TOTAL NET ASSETS — 100.0%		$154,742,929

PLC — Public Limited Company
(a)	Non-income producing security.
(b)	Foreign company.
(c)	The rate shown is the annualized seven day effective yield as of June 30, 2020.

The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”).  GICS® is a service mark of MSCI and S&P and has been licensed for use.

The accompanying notes are an integral part of these financial statements.

MUHLENKAMP FUND
NOTES TO FINANCIAL STATEMENTS
Six Months Ended June 30, 2020 (Unaudited)

1.	ORGANIZATION
Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust on January 27, 2011. The Trust is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company. The Muhlenkamp Fund (the “Fund”) is a diversified series with its own investment objectives and policies within the Trust. The Fund commenced operations on November 1, 1988.

The Fund operates as a diversified open-end mutual fund that continuously offers its shares for sale to the public. The Fund manages its assets to seek a maximum total after-tax return to its shareholders through capital appreciation, and income from dividends and interest, consistent with reasonable risk.  The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The Fund principally invests in a diversified list of common stocks of any capitalization, determined by Muhlenkamp & Company, Inc. (the “Adviser”) to be highly profitable, yet undervalued.  The Fund may acquire and hold fixed-income or debt investments as market conditions warrant and when, in the opinion of the Adviser, it is deemed desirable or necessary in order to attempt to achieve its investment objective.

The primary focus of the Fund is long-term, and the investment options are diverse. This allows for greater flexibility in the daily management of Fund assets. However, with flexibility also comes the risk that assets will be invested in various classes of securities at the wrong time and price.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in preparation of the accompanying financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

a.
Investment Valuations — Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis. The Fund’s investments are carried at fair value.

Equity Securities — Equity securities, including common stocks, preferred stocks, exchange-traded funds (“ETFs”) and real estate investment trusts (“REITs”), that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices. Securities traded primarily in the Nasdaq Global Market

MUHLENKAMP FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
Six Months Ended June 30, 2020 (Unaudited)

System for which market quotations are readily available are valued using the Nasdaq Official Closing Price (“NOCP”). If the NOCP is not available, such securities are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. If the market for a particular security is not active, and the mean between bid and ask prices is used, these securities are categorized in Level 2 of the fair value hierarchy.

Corporate Bonds — Corporate bonds, including listed issues, are valued at fair value on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. Most corporate and municipal bonds are categorized in Level 2 of the fair value hierarchy.

U.S. Government & Agency Securities — U.S. government & agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  U.S. government and agency securities are categorized in Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

Short-Term Investments — Short-term investments in other mutual funds, including money market funds, are valued at their net asset value per share. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Derivative Instruments — Listed derivatives, including rights and warrants that are actively traded are valued based on quoted prices from the exchange and categorized in Level 1 of the fair value hierarchy. Exchange traded options that are valued at the mean of the highest bid price and lowest ask price across the exchanges where the option is traded are categorized in Level 2 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees (the “Board”). These procedures consider many factors, including the type of security, size of holding, trading volume and news events. There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the

MUHLENKAMP FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
Six Months Ended June 30, 2020 (Unaudited)

Fund determines their net asset values per share. The Board has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary. The Board regularly reviews reports that describe any fair value determinations and methods.

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period and expanded disclosure of valuation Levels for major security types. These inputs are summarized in the three broad Levels listed below:

Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s assets and liabilities as of June 30, 2020:

	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$120,230,873	$—	$—	$120,230,873
Exchange-Traded Funds	13,790,489	—	—	13,790,489
Rights	193,320	—	—	193,320
Short-Term Investment	20,680,596	—	—	20,680,596
Total Investments
in Securities	$154,895,278	$—	$—	$154,895,278

Refer to the Schedule of Investments for further information on the classification of investments.

MUHLENKAMP FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
Six Months Ended June 30, 2020 (Unaudited)

b.
Foreign Securities — Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks may include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

c.
Foreign Currency Translations — The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) fair value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Fund does not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market price of such securities. Such fluctuations are included with the net realized and unrealized gain or loss from investments and translations of foreign currency. However, for federal income tax purposes the Fund does isolate and treat the effect of changes in foreign exchange rates on realized gain or loss from the sale of equity securities and payables/receivables arising from trade date and settlement date differences as ordinary income.

d.
Investment Transactions and Related Investment Income — Investment transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the yield to maturity basis. The Fund uses the specific identification method in computing gain or loss on the sale of investment securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations.  Distributions received from the Fund’s investments in Master Limited Partnerships (“MLPs”) may be categorized as ordinary income, net capital gain, or a return of capital.  The proper classification of MLP distributions is generally not known until after the end of each calendar year.  The Fund must use estimates in reporting the character of their income and distributions for financial statement purposes.  Due to the nature of the MLP investments, a portion of the distributions received by the Fund’s shareholders may represent a return of capital.

e.
Federal Taxes — The Fund complies with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distribute substantially all net taxable investment income and net realized gains to shareholders in a manner which

MUHLENKAMP FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
Six Months Ended June 30, 2020 (Unaudited)

results in no cost to the Fund. Therefore, no federal income or excise tax provision is required. As of and during the period ended June 30, 2020, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and during the period ended June 30, 2020 the Fund did not have any liabilities for any unrecognized tax benefits. The Fund recognize interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. As of and during the period ended June 30, 2020 the Fund did not incur any interest and penalties. The Fund is not subject to examination by U.S. tax authorities for tax years prior to the fiscal year ended December 31, 2016.

f.
Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid at least annually. Distributions of net realized capital gains, if any, will be declared and paid at least annually. Income dividends and capital gain distributions, if any, are recorded on the ex-dividend date. The Fund may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction. Accordingly, reclassifications are made within the net asset accounts for such amounts, as well as amounts related to permanent differences in the character of certain income and expense items for income tax and financial reporting purposes. See Note 7 for additional disclosures.

g.
Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

h.
Allocation of Expenses — Expenses associated with a specific fund in the Trust are charged to that Fund.  Common Trust expenses are typically allocated evenly between the funds of the Trust or by other equitable means.

i.
Options Transactions — The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may use purchased option contracts and written option contracts to hedge against the changes in the value of equities or to meet its investment objectives. The Fund may write put and call options only if it (i) owns an offsetting position in the underlying security or (ii) maintains cash or other liquid assets in an amount equal to or greater than its obligation under the option.

MUHLENKAMP FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
Six Months Ended June 30, 2020 (Unaudited)

When the Fund writes a call or put option, an amount equal to the premium received is included in the Statement of Assets & Liabilities as a liability. The amount of the liability is subsequently adjusted to reflect the current fair value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As the writer of an option, the Fund has no control over whether the underlying securities are subsequently sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund may purchase call and put options. When the Fund purchases a call or put option, an amount equal to the premium paid is included in the Statement of Assets & Liabilities as an investment and is subsequently adjusted to reflect the fair value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities. Written and purchased options expose the Fund to minimal counterparty risk since they are exchange traded and the exchange’s clearinghouse guarantees the options against default.

The Fund has adopted authoritative standards regarding disclosure about derivatives and hedging activities and how they affect the Fund’s Statement of Assets and Liabilities and Statement of Operations. For the period ended June 30, 2020, no long options contracts were purchased, and 2 written option contracts were opened and $485,554 in premiums were received. The Fund’s average monthly notional value of written option contracts for the period ended June 30, 2020 was $552,136.

MUHLENKAMP FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
Six Months Ended June 30, 2020 (Unaudited)

Statement of Operations

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2020:

Amount of Net
Realized Loss on:
Written Option
Derivatives	Contracts
Equity contracts	$(154,872)
Total	$(154,872)

Change in Unrealized
Appreciation/Depreciation on:
Written Option
Derivatives	Contracts
Equity contracts	$0
Total	$0

3.	INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
The Trust has an agreement with the Adviser to furnish investment advisory services to the Fund. Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser charges a management fee at a 1.00% annual rate of the Fund’s average daily net assets up to $300 million, 0.95% of the Fund’s average daily net assets on the next $200 million, and 0.90% on the balance of the Fund’s average daily net assets.

The Fund’s Adviser has contractually agreed to continue waiving a portion or all of its management fees and/or reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding acquired fund fees and expenses, leverage/borrowing interest, interest expense, taxes, brokerage commissions, and extraordinary expenses) do not exceed 1.10% of the average daily net assets of the Fund (the “Expense Cap”). After February 28, 2021, the Expense Cap is scheduled to increase to 1.20%, unless the Adviser voluntarily elects to extend the Expense Cap for another year.

Fees waived and expenses reimbursed by the Adviser may be recouped by the Adviser for a period of thirty-six months following the month during which such waiver or reimbursement was made, if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver and reimbursement occurred.  The

MUHLENKAMP FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
Six Months Ended June 30, 2020 (Unaudited)

Operating Expense Limitation Agreement is indefinite but cannot be terminated within one year after the effective date of the Fund’s prospectus.  After that date, the agreement may be terminated at any time upon sixty days’ written notice by the Board or the Adviser. Waived fees and reimbursed expenses subject to potential recovery by month of expiration are as follows:

Expiration	Amount
July-November 2020	$37,002
January-November 2021	$94,728
January-December 2022	$306,599
January-June 2023	$170,979

U.S. Bancorp Fund Services, LLC (the “Administrator”), doing business as U.S. Bank Global Fund Services, acts as the Fund’s Administrator, Transfer Agent, and Fund Accountant.  U.S. Bank N.A. (the “Custodian”) serves as the Custodian to the Fund.  The Custodian is an affiliate of the Administrator.  The Administrator performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals.  The officers of the Trust, including the Chief Compliance Officer, are employees of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums.  Fees paid by the Fund for administration, transfer agency and accounting costs, custody and chief compliance officer services for the period ended June 30, 2020 are disclosed in the Statement of Operations.

Quasar Distributors, LLC (“Quasar”) acts as the Fund’s distributor and principal underwriter in a continuous public offering of the Fund’s shares. Effective March 31, 2020, Foreside Financial Group, LLC (“Foreside”) acquired Quasar from U.S. Bancorp. As a result of the acquisition, Quasar became a wholly-owned broker-dealer subsidiary of Foreside and is no longer affiliated with U.S. Bancorp. The Board has approved a new Distribution Agreement to enable Quasar to continue serving as the Fund’s distributor.

4.	LINE OF CREDIT
The Fund has established an unsecured Line of Credit (“LOC”) in the amount of $10,000,000, 5% of the Fund’s gross market value or 33.33% of the unencumbered assets of the Fund, whichever is less. The LOC matures unless renewed on July 24, 2020. This LOC is intended to provide short-term financing, if necessary, subject to

MUHLENKAMP FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
Six Months Ended June 30, 2020 (Unaudited)

certain restrictions and covenants in connection with shareholder redemptions and other short-term liquidity needs of the Fund. The LOC is with the Custodian. Interest is charged at the prime rate which was 3.25% as of June 30, 2020. The interest rate during the year was between 3.25-4.75%. The Fund has authorized the Custodian to charge any of the Fund’s accounts for any missed payments. For the period ended June 30, 2020, the Funds did not have any borrowings under the LOC.

On July 24, 2020, the Fund renewed the LOC through July 23, 2021. Borrowing under the renewed LOC is limited to $7,000,000, 5% of the Fund's gross market value or 33.33% of the unencumbered assets of the Fund, whichever is less.

5.	CAPITAL SHARE TRANSACTIONS
Transactions in capital shares of the Fund were as follows:

	Six Months Ended	Year Ended
	June 30, 2020	December 31, 2019
Shares outstanding, beginning of period	3,935,386	4,497,263
Shares sold	22,883	99,903
Dividends reinvested	—	45,613
Shares redeemed	(294,882)	(707,393)
Shares outstanding, end of period	3,663,387	3,935,386

6.	INVESTMENT TRANSACTIONS
Purchases and sales of investment securities, excluding short-term securities and short-term options, for the period ended June 30, 2020, were as follows:

U.S. Government Securities		Other Securities
Purchases	Sales	Purchases	Sales
$—	$—	$15,912,781	$32,732,766

7.	FEDERAL TAX INFORMATION
The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for an unlimited period. As of December 31, 2019, the Fund did not have a capital loss carryover.

MUHLENKAMP FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
Six Months Ended June 30, 2020 (Unaudited)

As of December 31, 2019, the Fund’s most recently completed fiscal year end, the components of distributable earnings on a tax basis were as follows:

Tax cost of investments	$134,273,111
Gross tax unrealized appreciation	$52,844,616
Gross tax unrealized depreciation	(1,547,081)
Net tax unrealized appreciation on
investments and derivatives	51,297,535
Undistributed ordinary income	—
Undistributed long-term capital gains	—
Distributable earnings	—
Other accumulated loss	(577,849)
Total distributable earnings	$50,719,686

The temporary book basis and tax-basis difference are attributable primarily to the grantor trust income and straddle loss deferrals.

The Fund plans to distribute substantially all of the net investment income and net realized gains that it has realized on the sale of securities. These income and gains distributions will generally be paid once each year, on or before December 31. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense or gain items for financial reporting and tax reporting purposes.

The tax character of distributions paid were as follows:

	Six Months Ended	Year Ended
	June 30, 2020	December 31, 2019
Ordinary Income*	$—	$673,644
Long-term capital gain	$—	$1,643,635

*	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

8.	EXPENSE REDUCTIONS
Expenses are reduced through the deposit of minimum account maintenance fees into the Fund. By November 30th of each year, all accounts must meet one of three criteria: 1) have net investments (purchases less redemptions) totaling $1,500 or more, 2) have an account value greater than $1,500, or 3) be enrolled in the Fund’s Automatic Investment Plan. Accounts that do not meet one of these three criteria will

MUHLENKAMP FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
Six Months Ended June 30, 2020 (Unaudited)

be charged a $15 minimum account maintenance fee. This fee is used to lower the Fund’s expense ratio. For the fiscal year ended December 31, 2019, the Fund’s expenses were reduced $8,299 by utilizing minimum account maintenance fees pertaining to account balances as of November 30, 2019, resulting in a decrease in the expenses being charged to shareholders.

9.	GUARANTEES AND INDEMNIFICATIONS
In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

10.	COVID-19
The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

MUHLENKAMP FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)
Muhlenkamp & Company, Inc.

At the regular meeting of the Board of Trustees of Managed Portfolio Series (“Trust”) on February 17-18, 2020, the Trust’s Board of Trustees (“Board”), each of whom were present in person, including all of the Trustees who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, (“Independent Trustees”) considered and approved the continuation of the Investment Advisory Agreement between the Trust and Muhlenkamp & Company, Inc. (“Muhlenkamp” or the “Adviser”) regarding the Muhlenkamp Fund (the “Fund”) (the “Investment Advisory Agreement”) for another annual term.

Prior to the meeting and at a meeting held on January 7, 2020, the Trustees received and considered information from Muhlenkamp and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the continuance of the Investment Advisory Agreement (“Support Materials”).  Before voting to approve the continuance of the Investment Advisory Agreement, the Trustees reviewed the Support Materials with Trust management and with counsel to the Independent Trustees, and received a memorandum from such counsel discussing the legal standards for the Trustees’ consideration of the renewal of the Investment Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.

In determining whether to continue the Investment Advisory Agreement, the Trustees considered all factors they believed relevant including the following with respect to the Fund: (1) the nature, extent, and quality of the services provided by Muhlenkamp with respect to the Fund; (2) the Fund’s historical performance and the performance of other investment accounts managed by Muhlenkamp; (3) the costs of the services provided by Muhlenkamp and the profits realized by Muhlenkamp from services rendered to the Fund;  (4) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (5) the extent to which economies of scale may be realized as the Fund grows, and whether the advisory fee for the Fund reflects such economies of scale for the Fund’s benefit; and (6) other benefits to Muhlenkamp resulting from its relationship with the Fund.  In their deliberations, the Trustees weighed to varying degrees the importance of the information provided to them, and did not identify any particular information that was all-important or controlling.

Based upon the information provided to the Board throughout the course of the year, including at an in-person presentation by representatives of Muhlenkamp and conference calls between the Board and Muhlenkamp, and the Support Materials, the Board concluded that the overall arrangements between the Trust and

MUHLENKAMP FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)
Muhlenkamp & Company, Inc.

Muhlenkamp set forth in the Investment Advisory Agreement continue to be fair and reasonable in light of the services that Muhlenkamp performs, investment advisory fees the Fund pays, and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment.  The material factors and conclusions that formed the basis of the Trustees’ determination to approve the continuation of the Investment Advisory Agreement are summarized below.

Nature, Extent and Quality of Services Provided.  The Trustees considered the scope of services that Muhlenkamp provides under the Investment Advisory Agreement, noting that such services include, but are not limited to, the following: (1) investing the Fund’s assets consistent with the Fund’s investment objective and investment policies; (2) determining the portfolio securities to be purchased, sold or otherwise disposed of and the timing of such transactions; (3) voting all proxies, if any, with respect to the Fund’s portfolio securities; (4) maintaining the required books and records for transactions that Muhlenkamp effects on behalf of the Fund; (5) electing broker-dealers to execute orders on behalf of the Fund; and (6) monitoring and maintaining the Fund’s compliance with policies and procedures of the Trust and with applicable securities laws.  The Trustees also considered the shareholder services that Muhlenkamp provides to shareholders of the Fund. The Trustees also considered the experience of Mr. Jeffrey Muhlenkamp, the Fund’s portfolio manager. The Trustees concluded that they are satisfied with the nature, extent and quality of services that Muhlenkamp provides to the Fund under the Investment Advisory Agreement.

Fund Historical Performance and the Overall Performance of Muhlenkamp.  In assessing the quality of the portfolio management delivered by Muhlenkamp, the Trustees reviewed the short-term and long-term performance of the Fund on both an absolute basis and in comparison to appropriate benchmark indices, the Fund’s peer funds according to Morningstar classifications, and the composite of separate accounts that Muhlenkamp manages utilizing a similar investment strategy as that of the Fund.  When reviewing the Fund’s performance against the Morningstar peer group, the Trustees took into account that the investment objective and strategies of the Fund, as well as the Fund’s level of risk tolerance, may differ significantly from funds in the peer group.  The Trustees noted the Fund had underperformed the Morningstar peer group median and average for the year-to-date, one-year, three-year, five-year and ten-year periods ended October 31, 2019.  The Trustees considered the Fund’s performance compared to its benchmarks, noting that the Fund underperformed the S&P 500 Index for all relevant periods ended October 31, 2019. The Trustees noted that the Fund had achieved positive absolute returns over each reviewed period ended October 31, 2019. The Trustees took into account the ongoing conversations the Board has had with Muhlenkamp regarding the Fund’s

MUHLENKAMP FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)
Muhlenkamp & Company, Inc.

underperformance relative to its peer group and Muhlenkamp’s thoughts on improving performance. The Trustees concluded their performance analysis by noting the generally comparable performance of the Fund and the composite of similar accounts managed by Muhlenkamp over most relevant periods.

Cost of Advisory Services and Profitability.  The Trustees considered the annual advisory fee that the Fund pays to Muhlenkamp under the Investment Advisory Agreement, as well as Muhlenkamp’s profitability from services that Muhlenkamp rendered to the Fund during the 12-month period ended September 30, 2019.  The Trustees also considered the effect of an expense limitation agreement on Muhlenkamp’s compensation, noting that Muhlenkamp had contractually agreed to reduce its advisory fees and, if necessary, reimburse the Fund for operating expenses, as specified in the Fund’s prospectus.  The Trustees further considered the management fees that Muhlenkamp charges to separately managed accounts with similar investment strategies as that of the Fund are less than or equal to the advisory fee that the Fund pays to Muhlenkamp.  The Trustees also took into account that Muhlenkamp has additional responsibilities with respect to the Fund, including additional compliance obligations, the preparation of Board and shareholder materials, and substantial direct shareholder communications and services which utilize additional Adviser resources, which justifies the higher fee. The Trustees concluded that Muhlenkamp’s service relationship with the Fund yields a reasonable profit.

Comparative Fee and Expense Data.  The Trustees considered a comparative analysis of the contractual expenses borne by the Fund and those of funds in the same Morningstar peer group.  The Trustees noted the Fund’s advisory fee was higher than the average and median management fees reported for the peer group.  They also considered that the total expenses of the Fund (after waivers and expense reimbursements) were higher than the average and median total expenses reported for the peer group. The Trustees took into account that the advisory fees and total expenses (after waivers and expense reimbursements) borne by the Fund were within the range borne by funds in the peer group. While recognizing that it is difficult to compare advisory fees because the scope of advisory services provided may vary from one investment adviser to another, the Trustees concluded that Muhlenkamp’s advisory fee continues to be reasonable.

Economies of Scale.  The Trustees considered whether the Fund may benefit from any economies of scale, noting that the Investment Advisory Agreement includes breakpoints in the management fee once the Fund has $300 million in assets. The Trustees determined that the breakpoint structure of the Fund’s investment advisory fee had the potential to share such economies of scale with Fund shareholders.

MUHLENKAMP FUND
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Continued)
Muhlenkamp & Company, Inc.

Other Benefits.  The Trustees considered the direct and indirect benefits that could be realized by the Adviser from its relationship with the Fund. The Trustees noted Muhlenkamp does not utilize soft dollar arrangements with respect to portfolio transactions and has no affiliated brokers to execute the Fund’s portfolio transactions.  The Trustees considered that Muhlenkamp may receive some form of reputational benefit from services rendered to the Fund, but that such benefits are immaterial and cannot otherwise be quantified. The Trustees concluded that Muhlenkamp does not receive additional material benefits from its relationship with the Fund.

MUHLENKAMP FUND
APPROVAL OF LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)
Muhlenkamp & Company, Inc.

Pursuant to Rule 22e-4 under the Investment Company Act of 1940, the Trust, on behalf of the Muhlenkamp Fund (the “Fund”), has adopted and implemented a written liquidity risk management program (the “Program”) that includes policies and procedures reasonably designed to comply with the requirements of Rule 22e-4, including: (i) assessment, management and periodic review of liquidity risk; (ii) classification of portfolio holdings; (iii) establishment of a highly liquid investment minimum (“HLIM”), as applicable; (iv) limitation on illiquid investments; and (v) redemptions in-kind. The Trust’s Board of Trustees (the “Board”) has approved the designation of Muhlenkamp & Company Inc. (“Muhlenkamp”) as the administrator of the Program (the “Program Administrator”). Personnel of Muhlenkamp or its affiliates conduct the day-to-day operation of the Program pursuant to policies and procedures administered by the Muhlenkamp Risk Committee.

In accordance with Rule 22e-4, the Board reviewed a report prepared by the Program Administrator (the “Report”) regarding the operation of the Program and its adequacy and effectiveness of implementation for the period June 1, 2019, through December 31, 2019 (the “Reporting Period”). No significant liquidity events impacting the Fund during the Reporting Period or material changes to the Program were noted in the Report.

Under the Program, Muhlenkamp manages and periodically reviews the Fund’s liquidity risk, including consideration of applicable factors specified in Rule 22e-4 and the Program. Liquidity risk is defined as the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. In general, this risk was managed during the Reporting Period by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. In the Report, Muhlenkamp provided its assessment that, based on the information considered in its review, the Program remains reasonably designed to manage the Fund’s liquidity risk and the Fund’ s investment strategy remains appropriate for an open-end fund.

Pursuant to the Program, the Muhlenkamp Risk Committee and its personnel oversaw the classification of each of the Fund’s portfolio investments as highly liquid, moderately liquid, less liquid or illiquid during the Reporting Period, including in connection with recording investment classifications on Form N-PORT. Muhlenkamp’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

MUHLENKAMP FUND
APPROVAL OF LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited) (Continued)
Muhlenkamp & Company, Inc.

The Fund qualified as a “primarily highly liquid fund” as defined in the Program during the Reporting Period. Accordingly, the Fund was not required to establish a HLIM or comply with the related Program provisions during the Reporting Period.

During the Reporting Period, the Fund’s investments were monitored for compliance with the 15% limitation on illiquid investments pursuant to the Program and in accordance with Rule 22e-4.

The Report noted that the Fund did not effect redemptions in-kind during the Reporting Period pursuant to the Program. The Report concluded: (i) the Program was implemented and operated effectively to achieve the goal of assessing and managing the Fund’s liquidity risk during the Reporting Period; and (ii) the Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund during the Reporting Period.

MUHLENKAMP FUND
ADDITIONAL INFORMATION
Six Months Ended June 30, 2020 (Unaudited)

1.	BROKER COMMISSIONS
For the period ended June 30, 2020, the Fund paid $20,303 in broker commissions.  These commissions are included in the cost basis of investments purchased and deducted from the proceeds of securities sold. This accounting method is the industry standard for mutual funds. Were these commissions itemized as expenses, they would equal less than 1 cent per Fund share and would have increased the expense ratio from 1.10% to 1.13%.

2.	INFORMATION ABOUT PROXY VOTING
Information regarding how the Fund votes proxies relating to portfolio securities is available without charge upon request by calling toll-free at 1-800-860-3863 or by accessing the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available on the SEC’s website at www.sec.gov or by calling the toll-free number listed above.

3.	AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Part F of Form N-PORT (beginning with filings after March 31, 2020). The Fund’s Form N-Q or Part F of Form N-PORT are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Fund’s Form N-Q or Part F of Form N-PORT is available without charge upon request by calling 1-800-860-3863.

PRIVACY NOTICE (UNAUDITED)

The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you. The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law. Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund. If you maintain a retirement/educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes. The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund. All shareholder records will be disposed of in accordance with applicable law. The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third-party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

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INVESTMENT ADVISER
Muhlenkamp & Company, Inc.
5000 Stonewood Drive, Suite 300
Wexford, PA 15090

ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

LEGAL COUNSEL
Stradley Ronon Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, PA 19103

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to Registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the Registrant’s independent public accountant.  There was no change in the Registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Managed Portfolio Series

By (Signature and Title)     /s/Brian R. Wiedmeyer
Brian R. Wiedmeyer, President

Date    September 8, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)     /s/Brian R. Wiedmeyer
Brian R. Wiedmeyer, President

Date    September 8, 2020

By (Signature and Title)     /s/Benjamin J. Eirich
Benjamin J. Eirich, Treasurer

Date    September 8, 2020